Revolving credit facility	12 Months Ended
Dec. 31, 2025
Revolving Credit Facility [Abstract]
Revolving credit facility [Text block]

12. Revolving credit facility

On December 19, 2025, the Company’s subsidiary AGGL entered into a revolving credit facility (the “RCF”) with FirstRand Bank Limited, acting through its Rand Merchant Bank division. The RCF has a 4-year term and floating interest rate based on the Secured Overnight Financing Rate (SOFR) plus a margin of 3.95% per annum, while the undrawn portion of the RCF is subject to a standby fee of 1.38% per annum.

The RCF is guaranteed by certain subsidiaries of the Company and is also secured by a first priority charge against AGGL's assets, and a first priority share pledge of certain of the Company's subsidiaries.

The RCF includes financial covenants, to be tested semi-annually, requiring AGGL to maintain the following: (a) gearing ratio of net indebtedness to net worth not less than 0.25:1; (b) net leverage ratio based on net indebtedness to rolling four quarters earnings before interest, taxes and depreciation ("EBITDA") not less than 2.50:1; and (c) an interest coverage ratio, based on rolling four quarters EBITDA divided by net finance costs, greater than 4.00:1. As of December 31, 2025, the Company had not drawn on the RCF and was in full compliance with all covenants.

During the year ended December 31, 2025, the Company incurred $2.6 million of costs associated with finalizing the RCF agreement. These costs have been presented within prepaid expenses and other non-current assets in the Statement of Financial Position.

Additionally, the Company was required to deposit $0.9 million of cash into a reserve account in connection with closing the RCF. This cash is restricted until the term of the RCF expires and has been presented within other non-current assets in the Statement of Financial Position.